Exhibit 99(2)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Rouse Company Savings Plan on Form 11-K/A for the year ended December 31, 2002 (the “Report”), I, Thomas J. DeRosa, Chief Financial Officer of The Rouse Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 30, 2003

/s/ Thomas J. DeRosa
Thomas J. DeRosa
Vice Chairman and Chief Financial Officer

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Rouse Company, and will be retained by The Rouse Company and furnished to the Securities and Exchange Commission or its staff upon request.